CONSOLIDATED BALANCE SHEETS (USD $)	Dec. 31, 2014	Dec. 31, 2013
Consolidated Balance Sheets
Cash	$ 15,394
Prepaid Expense	106
Total Current Assets	15,500
Property and Equipment, net	10,474	0
Total Assets	25,974
CURRENT LIABILITIES:
Accounts payable and accrued expenses	18,800	140,945
Advances - related parties	1,600	103,412
Accrued interest - related party		46,135
Accrued Tax	4,067
Derivative Liability	268,403
Payroll Liabilities	4,503
Total Current Liabilities	297,373	290,492
Preferred stock, $.0001 par value 100,000,000 shares authorized, 111 shares issued and outstanding
Common stock, $.0001 par value, 800,000,000 shares authorized, 1,500,878 and 368,200 shares issued and outstanding at 2014 and 2013	151	37
Capital in excess of par value	21,316,377	388,856
Accumulated Deficit	(21,593,649)	(679,385)
Non-Controlling Interest	5,722
Total Stockholders' Equity (Deficit)	(271,399)	(290,492)
Total Liabilities and Stockholders' Equity (Deficit)	$ 25,974